Khan Growth Fund


                                 Annual Report



                               December 31, 2001

INVESTMENT ADVISOR
Khan Investment Inc
714 FM 1960 West #201
Houston, Texas 77090

TRANSFER AGENT
Mutual Shareholder Services
8869 Brecksville Rd. #C
Brecksville, OH 44141

CUSTODIAN
Firstar Corporation
425 Walnut St., M.L. 6118
Cincinnati, Ohio 45202

AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza #800
Philadelphia, Pennsylvania 19103

Dear Fellow Shareholders,

We have completed a tumultuous two-year period that has left many investors scared and skeptical of the overall long-term growth of the stock market and/or the US economy as a whole. To many, the tragic events of September 11 were seen as chinks in the armor of American global economic, military and political dominance. In light of our quick and decisive response and unexpected global support from many nations, much of those fears are washed away under a new blanket of reinforced patriotism and confidence in our great nation and its position in the global marketplace. Even before the events of September 11th, the market had seen numerous problems such as inventory glut's and dramatic earnings slowdowns in many growth industries. Many of the revisions, increased price- earnings multiple expansion dramatically even after the stock prices had plunged. The irony is that just as earnings expectations were exaggerated in the years preceding 2000, the downgrades of earnings in the last year were exaggerated in much of the same, euphoric fashion. The unrealistic expectations causing a technology meltdown coupled with a significant short-term inventory buildup was bad enough, then a terrorist attack was the icing on the cake for our notorious beginnings to the new millennia. Also fanning the flames of investor concerns was the largest bankruptcy in U.S. corporate history. Just as the insider trading scandals will mar the 1980's financial marketplace, the sad, demise of Enron will represent the worst in corporate malevolence and greed for this decade. Fortunately, the Khan Growth Fund liquidated our position close to a year ago because of questions in regards to their accounting practices and overestimation of non-core assets. These problems began to surface later on snowballing into the complete meltdown of a Houston icon. The tale of Enron produced a panic within the financial community in regards to manipulative accounting practices and the after-effects of Enron's demise. Through the multitude of problems, tragedies and scandals we have seen in 2001, the true building block of stock prices: corporate earnings are navigating us forward as we look forward to seizing the opportunities created by a dismal year to further our commitment to growth for our shareholders.

With everything that could possibly go wrong, doing so, we see the opposite in place for 2002. With interest rates the lowest they've been in over 30 years, the opportunity for investment into the capital markets is ripe. Though some price-earnings multiples may look high, that is simply a facet of a post-recessionary market place. Much of the gains over the 1990's has been based on price earnings .multiple expansion versus that of simple earnings growth. With the earnings front looking extremely positive, especially in the 2nd half of 2002, the gains from stocks through earnings growth coupled with regaining losses incurred over 2000 and 2001 should create ample opportunities to profit in the stock market. The government is doing its part with its fiscal and monetary policy coupled with defense spending that should give an added bonus to corporate profits. As a believer in Keynesian economic policy, the current cuts in taxes and the growth in government spending should create a deficit that will be used to boost the economy and consumption. Though revenue is projected to grow at strong rates, earnings growth should eclipse the revenue figures over the next few years. The main driver of the earnings over revenue growth difference is the efficiencies that are beginning to reward companies in the form of earnings. These technology driven changes in the workplace, which stifled inflation in the late 90's in the midst of high unemployment through gains in productivity, will now result in the increased profit margins in many industries. Though the Enron situation is clearly a travesty, the forced changes may overshadow the losses. Arthur Levitt, the former head of the Securities and Exchange Commission, began the quest for a standardized system of accounting to give more rights to shareholders, analysts and the public and a push towards increased disclosure. The Enron situation will force the issue, and may be a symbol to deter future scandals of this nature while the wheels of legislation are in motion. In regards to the "Enron" effect on the economy and the de-regulated energy market, I don't feel it was as adverse as predicted. The de-regulated energy market had less to do with Enron's demise than most would think, and I would like to compare the market to a vacuum, in which lost business is filled by other firms.

The market works in cycles, and over the long-run the ups have far outweighed the downs. We maintain our focus on the long-term integrity and efficiency of such companies as Citigroup, IBM, Merck, Pfizer and Berkshire Hathaway. Some years will be exceptional and others will make us cringe, but the long-term perseverance of our diverse portfolio of holdings are unquestioned and the current market situation leaves us delighted with the possibility of creating strong gains for our fellow shareholders.

For the year ending December 31, 2002 the Fund had a loss of 36.68%, which compares with the benchmark Standard & Poor's 500 index loss of 11.88%. The Fund's performance in 2001 was the worst we have seen in our years of experience in the market and as the advisors of the Khan Growth Fund. As "irrational exuberance" was evident in the upward direction, we have seen the same sort of panic selling in the downward direction. Do we feel our portfolio constitutes the best companies in the world? Yes. We will never buy and sell based on market whim and we will continue to remain steady in light of significant short-term weakness and feel the companies in the mutual fund are the pinnacle holdings irregardless to market panic. The stock market has proven the test of time over and over again, and to sell your position in our fund and all of our holdings would in my opinion be the worst possible scenario as we are at an extreme low point in stock prices. As we flourished and beat the index in years of growth, we trailed the index in years of recession and weakness. Historically the latter have been more prevalent and we will follow the course of history. The strength and resilience of our holdings will shine through and the prospect for growth in the market is more attractive than we have seen in over 20 years. What this has created is an opportunity, which we feel we took untold advantage to progress future returns for Khan Growth Fund shareholders.

PORTFOLIO COMPOSITION

As of December 31st of 2001, the Fund had 1.5 % of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the financial, healthcare, semiconductors and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

INVESTMENT STRATEGY

The holdings of the Fund are concentrated in the common stock of companies with a market capitalization over a billion dollars, which we believe provide value based on consistent growth in earnings. We will continue to conduct extensive analysis of the underlying fundamentals of the company while analyzing industry changes to root out future supply and demand factors. Finally, variable factors such as management innovation, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment philosophy. We look forward to what lies ahead in our financial futures and together strive for excellence. The management of the Khan Growth Fund will continue to invest in the Fund to understand and live with the emotions caused by fluctuation in the market. We believe that our investment strategy limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we navigate into the future.

Sincerely,


S. D. Khan, M.D.                                Faisal D. Khan
Portfolio Manager                               Portfolio Manager

The outlook and opinion expressed above represent the view of the investment advisor as of February 20, 2002, and are subject to change as market and economic events unfold.

                      Khan Growth Fund vs. Benchmark index

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea how your Fund performed compared to the stock market during the year ended 12/31/01. It is important to understand the difference between your Fund and an index. Your Fund's total return includes Fund expenses and management fees. An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Comparative Investment Returns
Year  Ended December 31, 2001
    Initial investment $10,000.
   * Past performance is no guarantee of future results.
INVESTMENT      Dollar Return** 2001 Return Avg. Annual Rate of Return**
Khan Growth Fund $  7,455       -36.68 %        -6.34 %
S&P 500 Index    $ 13,318       -11.88 %         6.60 %

(GRAPH SHOWING FUND VS. S&P 500 INDEX)

**Since Date of Inception (7/9/97)

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

Top Ten Industries
Financial/Banks         23.02%
Healthcare              18.10%
Semiconductors           7.16%
Retail                   6.95%
Insurance                6.12%
Energy                   4.84%
Capital Goods            4.78%
Food and Beverages       4.60%
Computer Software        4.53%
Computer Hardware        4.25%

Top Ten Holdings

Citigroup                4.43%
Pfizer Corp              4.37%
Merck                    3.87%
IBM                      3.72%
MBNA Corp                3.40%
Berkshire Hathaway A     3.32%
Eli Lilly                3.27%
Cisco Systems            3.04%
AIG                      2.80%
Fannie Mae               2.79%

(Unaudited) The following is a complete listing of all officers and directors of Khan Funds. It includes background and biography information for the benefit of the shareholders of the Fund.

1.Name, Address and Age
2.Position(s) Held with Fund
3.Term of Office and Length of Time Served
4.Principal Occupation Past Five Years
5.Number of Portfolios Overseen
6.Other Directorships Held by Director

1. S.D. Khan MD* (1943) 14022 Champions Hamlet Houston, Tx
2. Trustee, President of the Trust, Chairman of the Board of Trustees
3. Since September 1st of 1996
4. President and Controlling Shareholder of Khan Funds.
        President and shareholder of Khan Investment, the investment advisor for the Fund. He is also a practicing
        Physician and CEO of Caring Physicians Network, A Houston PPO
5. 1
6. 1, Director of Caring Physicians Network


1. Shahwar Khan* (1949) 14022 Champions Hamlet Houston,TX
2. Trustee
3. Since September 1st of 1996
4. Analyst with Khan Investment
5. 1
6. 0


1. Faisal Khan* (1949) 14022 Champions Hamlet Houston,TX
2. Trustee, Secretary
3. Secretary Since September 18th of 1998, Trustee since May
        17th of 2000
4. Vice President of Khan Investment, the advisor to Khan
        Fund, CFO of Caring Physicians Network, a PPO
5. 1
6. 0

1. Charles Moore (1935) 2504 Sand Shore Conroe, TX 77304
2. Trustee
3. Since September 1st of 1996
4. General Manager at Landmark Chevrolet in Houston, TX
5. 1
6. 0

1. Edward Shubert** (1942) 17115 Red Oak #21 Houston,TX
2. Trustee
3. Since April 23rd of 1999
4. Private Physician Practice in Opthamology
5. 1
6. 0

* "Interested" Trustee as that term is defined by the 1940 Act, because of his positions with and financial interest in Khan Funds and Khan Investment.

** "Interested" Trustee as that term is defined in the 1940 Act, because he has a shareholder interest in the Khan Growth Fund.

The Statement of Additional information includes additional information about Fund directors and is available without charge, upon request, by calling Khan Funds at 1-888-311- KHAN.

KHAN GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2001


Shares  Security Description     Value

Common Stock   (98.50%)

Automotive  (0.41%)
  600 Ford Motor Co. $            9,432

Capital Goods  (4.78%)
1,500 General Electric Co.       60,120
  400 Honeywell, Inc.            13,528
  600 Tyco Laboratories, Inc.    35,340
                               --------
                                108,988

Communication Service  (1.48%)
  500 SBC Communications         19,585
  300 Verizon Communications     14,238
                               --------
                                 33,823

Computer Hardware  (4.25%)
  700 Intl Business Machines,    84,672
1,000 Sun Microsystems*          12,300
                               --------
                                 96,972

Computer Software  (4.53%)
1,000 BEA Systems, Inc.*         15,410
1,500 EMC Corporation*           20,160
  400 Microsoft Corp.*           26,508
2,000 Oracle Corp.*              27,620
  300 Veritas Software*          13,449
                               --------
                                103,147

Energy  (4.84%)
  600 Chevron Texaco Corp.       53,766
  300 Emerson Electric Co.       17,130
1,000 Exxon Corp.                39,300
                               --------
                                110,196


Financial Services  (23.02%)
  800 American Express Co.       28,552
2,000 Citigroup                 100,960
  300 Freddie Mac                19,620
  800 Fannie Mae                 63,600
  250 First Data Corp.           19,613
  500 H&R Block                  22,350
  500 J.P. Morgan & Co.          18,175
2,200 MBNA Corp.                 77,440
  300 MGIC Investment Corp.      18,516
  300 Marsh & McLennan           32,235
1,000 Merrill Lynch              52,120
  400 Morgan Stanley Dean Witter 22,376
1,500 Washington Mutual, Inc.    49,050
                               --------
                                524,607
Food & Beverages  (4.60%)
1,000 Kroger Co.*                20,870
  500   McDonalds Corp.          13,235
  400   Pepsico, Inc.            19,476
  600   Phillip Morris           27,510
  300   Procter & Gamble Co.     23,739
                               --------
                                104,830

Healthcare  (18.10%)
  300  Abbott Laboratories       16,725
  300  Amgen, Inc.*              16,932
  950  Eli Lilly & Co.           74,613
  700  Johnson & Johnson         41,370
1,500 Merck & Co., Inc.          88,200
  700 Medtronic, Inc.            35,847
2,500 Pfizer, Inc.               99,625
  500 Schering-Plough Corp.      17,905
  300 United Health Care Corp.   21,231
                               --------
                                412,448
Insurance  (6.12%)
  805 AIG                        63,917
    1 Berkshire Hathaway A*      75,600
                               --------
                                139,517

Media/Entertainment  (2.11%)
1,000 America Online*            32,100
  500 News Corp Ltd.             15,905
                               --------
                                 48,005

Networking  (3.62%)
3,820 Cisco Systems, Inc.*       69,180
  700 Juniper Networks*          13,265
                               --------
                                 82,445

Personal Care  (1.97%)
  500 Colgate-Palmolive Co.      28,875
  500 Estee Lauder               16,030
                               --------
                                 44,905

Publishing  (0.80%)
  300 McGraw-Hill                18,294

Retail  (6.95%)
  300 Best Buy Co., Inc.*        22,344
  500 CVS Corp.                  14,800
  400 Kohls Corp.*               28,176
  500 Polo Ralph Lauren*         13,380
1,000 Walgreen Co.               33,660
  300 Wal-Mart Stores, Inc.      17,265
  900 Waste Management           28,719
                               --------
                                158,344
Semiconductors  (7.16%)
1,000 Applied Materials          40,100
2,000 Intel Corp.                62,900
  250 Maxim Integrated Products  13,127
  500 PMC Sierra, Inc.*          10,630
1,300 Texas Instruments          36,400
                               --------
                                163,157
Shipping  (0.72%)
  300 United Parcel Service      16,350

Telecommunications Equipment  (3.04%)
2,000 JDS Uniphase*              17,460
1,500 Nokia Corp.+               36,795
  300 Qualcom*                   15,150
                               --------
                                 69,405

TOTAL COMMON STOCKS
  (Cost  $2,560,449)          2,244,865

Money Market Funds -  0.17%
First America Treasury            3,824

TOTAL CASH EQUIVALENTS
  (Cost 3,824)                    3,824


TOTAL INVESTMENTS -  98.67%
  (Cost  $2,564,273)          2,248,689


OTHER ASSETS LESS
  LIABILITIES -  1.33%           30,265

NET ASSETS -  100.00%      $  2,278,954

 * Non Income Producing Securities
 + American Depository Receipts

KHAN GROWTH FUND

STATEMENT ASSETS & LIABILITIES

December 31, 2001



Khan Growth Fund

Assets:

Investment Securities at Market Value      $      2,248,689
  (Cost  $2,564,273)
Cash                                                  1,500
Dividends and Interest Receivable                     1,542
Receivable from Advisor                              38,690
Deferred Organizational Expense                       3,857
                                                 ----------
Total Assets                                      2,294,278

Liabilities:

Accrued Expenses                                     15,324
                                                 ----------
Total Liabilities                                    15,324

Net Assets                                 $      2,278,954


Net Assets Consist of:
Paid-In Capital                            $      4,462,371
Accumulated Undistributed Realized
  Loss on Investments - Net                      (1,867,833)
Unrealized Depreciation in Value
  of Investments Based on
  Identified Cost - Net                            (315,584)
                                                 ----------
Net Assets                                 $      2,278,954

Shares of Beneficial Interest, No Par Value         819,227
Per Share Net Asset Value,
  Offering and Redemption Price            $           2.78

KHAN GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2001


Khan
Growth
Fund

Investment Income:
     Dividends                              $        22,871
     Interest                                         1,718
                                                 ----------
     Total Investment Income                         24,589

Expenses:
     Investment Advisory                             20,439
     Administration Fees                              7,277
    Transfer Agent                                    9,564
    Custodian Fees                                    3,247
    Audit                                             4,473
    Organization                                      7,358
    Insurance                                           772
    Fund Accounting                                  13,524
    Taxes, other than Income Tax                     21,352
                                                 ----------
Total Expenses                                       88,006

Fees reimbursed (Note 4)                            (33,502)
                                                 ----------
Net Expenses                                         54,504

Net Investment Loss                                 (29,915)

Realized and Unrealized (Loss) on Investments:
     Realized Loss on Investments                (1,772,781)
     Unrealized Appreciation on Investments         420,392
                                                 ----------
Net Realized and Unrealized Loss on Investments  (1,352,389)

Net Decrease in Net Assets from Operations   $   (1,382,304)

KHAN GROWTH FUND

 STATEMENT OF CHANGES IN NET ASSETS

Reference Period:
1.      Year ending Dec. 31, 2001
2.      Year ending Dec. 31, 2000



                                                Year Ending        Year Ending
                                                Dec. 31, 2001      Dec. 31, 2000
FROM OPERATIONS:
  Net Investment Loss                          $    (29,915)      $    (76,393)
  Net Realized Gain (Loss) on Investments        (1,772,781)           480,950
  Net Unrealized Appreciation (Depreciation)        420,392         (2,138,883)
  Decrease in Net Assets from Operations         (1,382,304)        (1,734,326)

From Distributions to Shareholders:
  Net Realized Gain from Security Transactions     (548,257)           (23,754)
                                                 -----------        -----------
  Net Decrease in Net Assets from Distributions    (548,257)           (23,754)

From Capital Share Transactions:
  Proceeds From Sale of Shares                      122,872          1,064,667
  Shares Issued on Reinvestment of Dividends        547,220             23,320
  Cost of Shares Redeemed                          (224,425)           (26,466)
                                                 -----------        -----------
  Net Increase in Net Assets from
    Shareholder Activity                            445,667          1,061,521

NET ASSETS:
  Net Decrease in Net Assets                     (1,484,894)          (696,559)
  Net Assets at Beginning of Year                 3,763,848          4,460,407
                                                 -----------        -----------
  Net Assets at End of Year                  $    2,278,954      $   3,763,848


SHARE TRANSACTIONS:
  Issued                                             31,087            131,680
  Reinvested                                        195,436              4,021
  Redeemed                                          (59,177)            (3,810)
                                                 -----------        -----------
  Net Increase in Shares                            167,346            131,891
  Shares Outstanding at Beginning of Year           651,881            519,990
                                                 -----------        -----------
  Shares Outstanding at End of Year                 819,227            651,881

KHAN GROWTH FUND

FINANCIAL HIGHLIGHTS
 December 31, 2001

Selected data for a share outstanding throughout the period


                                 Year       Year      Year     Year     7/9/97**
                                Ending     Ending    Ending   Ending      to
                               12/31/00   12/31/00  12/31/99 12/31/98  12/31/97

Net Asset Value at
   Beginning of Period       $   5.77   $   8.58  $   6.86  $  5.18  $  5.00
Net Investment Loss             (0.04)     (0.12)    (0.07)   (0.02)   (0.01)(a)
Net Gains or Losses on
   Securities(Realized
   and Unrealized)              (2.07)     (2.65)     1.86     1.73     0.19
                              --------   --------  --------  -------  -------
Total from Investment
   Operations                   (2.11)     (2.77)     1.79     1.71     0.18

Distributions from
   Net Investment Income            -          -         -        -        -
Distributions from
   Capital Gains                (0.88)     (0.04)    (0.07)   (0.03)       -
                              --------   --------  --------  -------  -------
Total Distributions             (0.88)     (0.04)    (0.07)   (0.03)       -

Net Asset Value
   at  End of Period        $    2.78   $   5.77  $   8.58  $  6.86  $  5.18

Total Return                   (36.68)%   (32.32)%   26.06 %  33.21 %   3.60 %

Ratios/Supplemental Data:

Net Assets at End
 of Period (000's omitted) $    2,279  $   3,764  $  4,460  $ 2,593  $  1,150

Ratio of Expenses to Average Net Assets
  After reimbursement/waiver
   of fees**                     2.00 %     2.00 %    2.00 %   2.00 %    2.00 %*
  Before reimbursement/waiver
   of fees**                     3.23 %     2.26 %    3.12 %   5.38 %    6.30 %*

Ratio of Net Investment Loss to Average Net Assets**
  After reimbursement/waiver
   of fees**                    (1.10)%    (1.59)%   (1.06)%  (0.62)%   (0.25)%*
  Before reimbursement/waiver
   of fees**                    (2.33)%    (1.85)%   (2.18)%  (4.00)%   (8.89)%*

Portfolio Turnover Rate**       89.37 %   133.49 %   44.48 %  31.21 %   18.81 %


(a) Calculated using average shares outstanding

**Commencement of Operations
*Annualized

__________________________________________________________

KHAN GROWTH FUND
Notes to Financial Statements
December 31, 2001
___________________________________________________________


Note 1.  Organization

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of December 31, 2001, the only series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuations - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex- dividend date.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has approximately $1,659,000 in capital losses available to offset future gains that expire in 2009. The Fund also had net realized losses of approximately $209,000 during the period November 1, 2001 through December 31, 2001 which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2002. These "post-October" losses may be utilized in future years to offset realized capital gains prior to distributing such gains to shareholders.

Deferred Organization Costs - The Fund has incurred expenses of $36,818 in connection with the organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Note 2. Advisory Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement with Khan Investment, Inc. (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the "Trustees"). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the fiscal year ending December 31, 2001, the Advisor was paid $20,439 for such services. The Advisor has voluntarily agreed to waive all of their fees and reimburse fund expense in order to limit operating expenses to an annual rate of 2% of the net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

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___________________________________________________________

KHAN GROWTH FUND
Notes to Financial Statements
December 31, 2001
___________________________________________________________


The Fund has an administrative services agreement (the "Agreement") with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the fiscal year ending December 31, 2001, the Advisor was paid $7,277 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of December 31, 2001, the Fund has not made any payments.


Note 3.  Trustees' Fees and Expenses

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of Khan Investment, Inc.

Note 4.  Investment Securities

Purchases of securities and proceeds from sales of securities (other than short-term securities) during the year ended December 31, 2001 were $2,371,744 and $ 2,548,269 respectively.


Note 5.  Capital Stock

As of December 31, 2001, S. D. Khan and his family owned an aggregate 51.69% of the outstanding shares of this Fund, which may be deemed to control the Fund.
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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
Khan Funds
Houston, Texas


We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 2001, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.


/s/ TAIT, WELLER & BAKER
TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 22, 2002